Exhibit 1

AMENDED JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Class A ordinary shares, par value US$0.0005 per share, of Sea Limited and further agree that this Agreement shall be included as an Exhibit to such joint filings.

             The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, that no party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

             This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one agreement.

             In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of August 24, 2020.

KERRY GROUP LIMITED
(Incorporated in the Cook Islands with limited liability)

By: /s/ KUOK Khoon Hua Name: KUOK Khoon Hua
Title: Director

BRIGHT MAGIC INVESTMENTS LIMITED
(Incorporated in the British Virgin Islands with limited liability)

By: /s/ TONG Shao Ming Name: TONG Shao Ming
Title: Director

CRYSTAL WHITE LIMITED

By: /s/ TONG Shao Ming Name: TONG Shao Ming
Title: Director

FEXOS LIMITED
(Incorporated in the British Virgin Islands with limited liability)

By: /s/ Keren CHEN Name: Keren CHEN
Title: Director

KERRY ASSET MANAGEMENT LIMITED
(Incorporated in the British Virgin Islands with limited liability)

By: /s/ Keren CHEN Name: Keren CHEN
Title: Director

MACROMIND INVESTMENTS LIMITED
(Incorporated in the British Virgin Islands with limited liability)

By: /s/ TONG Shao Ming Name: TONG Shao Ming
Title: Director

PAXTON VENTURES LIMITED

By: /s/ Keren CHEN Name: Keren CHEN
Title: Director

SUPER CLASS VENTURES LIMITED

By: /s/ Keren CHEN Name: Keren CHEN
Title: Director

VELMAR COMPANY LIMITED

By: /s/ TSE Kai Chi Name: TSE Kai Chi
Title: Director

CITY JET LIMITED

By: /s/ TEO Ching Leun Name: TEO Ching Leun
Title: Director

PEACEBRIGHT ASSETS LIMITED

By: /s/ WONG Shiu Lin, Miranda Name: WONG Shiu Lin, Miranda
Title: Director

/s/ KUOK Khoon Hua KUOK Khoon Hua